                                                                   EXHIBIT 10.23


                                   SUBLEASE

    1.    Parties.  This Sublease, dated February 8, 1999, is made between TIMES
          -------                                                          -----
DIRECT MARKETING, INC., a California corporation ("Sublandlord"), and Critical
----------------------                                                --------
Path, a California corporation ("Subtenant").
----

    2.    Master Lease. Sublandlord is the tenant under a lease dated December
          ------------
23, 1996, as amended April 15, 1998, wherein 501 Folsom Street Building ("Master Landlord") leased to Sublandlord certain premises located on the 3rd Floor ("3rd Floor Premises") and 4th Floor ("4th Floor Premises") in that certain building (the "Building") commonly known as 501 Folsom Street, San Francisco, California (the 3rd Floor Premises and the 4th Floor Premises are collectively referred to as the "Premises"). A copy of the "Master Lease" is attached hereto as Exhibit
                                                                       -------
A.  Each capitalized term used herein without definition shall have the meaning
-
ascribed to such term in the Master Lease.

    3.    Subleased Premises.  Sublandlord hereby subleases to Subtenant on the
          ------------------
terms and conditions set forth in this Sublease the entirety of the Premises.

    4.    Sublease Term.
          -------------

    4.1    Sublease Term.  The term ("Sublease Term") of this Sublease shall
           -------------
commence (the "Commencement Date") on the later of (a) the date hereof or (b) when Master Landlord consents in writing to this Sublease, and end on March 31, 2002 ("Sublease Expiration Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Sublease Term commences on a date other than the date set forth in clause (a), Sublandlord and Subtenant shall execute a memorandum setting forth the actual date of commencement of the Sublease Term. Subtenant shall have no right or option to extend the Sublease Term under any circumstances. Delivery of the Premises shall take place in accordance with Section 5 hereof.

    4.2    Termination Right. This Sublease shall be of no force or effect
           -----------------
unless consented to in writing by Master Landlord. If for any reason Sublandlord does not obtain Master Landlord's consent to this Sublease on or before April 1, 1999, then, unless and until such consent is obtained, either Subtenant or Sublandlord may terminate this Sublease and all of the obligations of the parties hereunder upon written notice thereof to the other party. In the event of such termination, the Security Deposit shall be promptly returned to Subtenant.

    5.    Delivery.  Possession of the 3rd Floor Premises shall be delivered to
          --------
Subtenant on the Commencement Date; possession of the 4th Floor Premises shall be delivered to Subtenant on the later of the Commencement Date or the date Sublandlord vacates the 4th Floor Premises, which is currently estimated (without warranty thereof by Sublandlord) to be May 1, 1999. If the Sublandlord has not vacated the 4th Floor Premises and tendered possession thereof by May 1, 1999, then Subtenant's payment to Sublandlord of prepaid rent pursuant to the third sentence of Section 6.2 below shall be reduced by $185 per day for each day of delay.

    6.    Rent.
          ----
    6.1    Monthly Rent.  Commencing upon the later of the Commencement Date or
           ------------
the delivery of the 3rd Floor Premises, Subtenant shall pay to Sublandlord during the Sublease Term as monthly base rent for the 3rd Floor Premises the sum of $13,825.89 in respect of the leasing of the 3rd Floor Premises and commencing upon the later of the Commencement Date or the delivery of the 4th Floor Premises Subtenant shall pay to Sublandlord during the Sublease Term as monthly base rent for the 4th Floor Premises the sum of $11,300.00 in respect of the leasing of the 4th Floor Premises. Rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment, based upon a thirty (30) day month.

     6.2    Prepaid Rent.  Upon delivery of the 3rd Floor Premises, Subtenant
            ------------
shall prepay to Sublandlord the sum of $143,659.38 which shall be deemed additional prepaid rent in respect of the leasing of the 3rd Floor Premises. Said additional prepaid rent shall be amortized evenly over the same period Monthly Rent is due in respect of the 3rd Floor Premises pursuant to Section
6.1. Upon delivery of the 4th Floor Premises, Subtenant shall prepay to Sublandlord the sum of $143,659.38 which shall be deemed additional prepaid rent in respect of the leasing of the 4th Floor Premises. Said additional prepaid rent shall be amortized evenly over the same period Monthly Rent is due in respect of the 4th Floor Premises pursuant to Section 6.1. The rent due under this Section 6.2 shall be in addition to the rent due under Section 6.1. All rent due under Section 6.1 and this Section 6.2 shall collectively be referred to hereinafter as the "Sublease Base Rent." All Sublease Base Rent shall be paid without deduction, setoff, notice or demand, at the address set forth in Section 10, or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, and, in the case of the Sublease Base Rent due pursuant to
Section 6.1, in advance, on the first day of each month,

    6.3    Additional Rent.  All amounts over and above, or in addition to,
           ---------------
Sublease Base Rent which are payable by Subtenant to Sublandlord under the terms of this Sublease, shall be deemed additional rent hereunder and Sublandlord shall have all the rights and remedies in the event of the nonpayment thereof as it would have had in the event of the nonpayment of any installment of Sublease Base Rent.

    7.    Security Deposit.  Subtenant shall deposit with Sublandlord upon
          ----------------
execution of this Sublease the sum of $33,125.00 as security for Subtenant's faithful performance of Subtenant's obligations hereunder (the "Security Deposit"). If Subtenant fails to pay rent or other charges within any applicable cure period under this Sublease, or fails to perform any of its other obligations hereunder, Sublandlord may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublandlord may become obligated by reason of Subtenant's default or breach, or for any loss or damage sustained by Sublandlord as a result of Subtenant's default or breach beyond any applicable cure period. If Sublandlord so uses any portion of the Security Deposit, Subtenant shall, within seven (7) days after written demand by Sublandlord, restore the Security Deposit to the full amount originally deposited, and Subtenant's failure to do so shall constitute a default under this Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublandlord assigns its interest in this Sublease, Sublandlord shall deliver to its assignee so much of the Security Deposit as is then held by Sub-landlord. Within thirty (30) days after the Sublease Term has expired, or Subtenant has vacated the Premises, whichever shall last occur, and provided Subtenant is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof which has not previously been applied by Sublandlord, shall be returned to Subtenant or to the last assignee, if any, of Subtenant's interest hereunder. In the event Sublandlord has not delivered the 4th floor Premises to Subtenant on or prior to June 1, 1999, then Sublandlord shall return to Subtenant a portion of the security deposit equal to $19,375.00; said portion shall be redeposited with Sublandlord at such later date, if at all, as such delivery occurs.

    8.    Condition of Subleased Premises.  In entering into this Sublease
          -------------------------------
Subtenant has not relied upon or been induced by any statements or representations of any persons with respect to the physical condition of the Building or the Premises or with respect to any other matter affecting the Premises, that might be pertinent in considering the leasing of the Premises or the execution of this Sublease. Sublessee has, on the contrary, relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or have made on its behalf. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections. Upon taking possession of the Premises, Subtenant shall be deemed to have accepted the Subtenant Premises in an "as-is" condition. Notwithstanding the foregoing to the contrary, Sublandlord shall deliver the Premises clean and in broom-swept condition, with all building systems which Sublandlord is responsible to maintain under the provisions of the Master Lease in good, working order as of the Commencement Date.

    9.    Incorporation of Master Lease.
          -----------------------------
    (a) Subject to the following provisions of this Section 9, all terms and conditions of the Master Lease, including, without limitation, all default provisions, are incorporated into and made a part of this Sublease, except the following provisions, and all references thereto, shall be deemed deleted from the Master Lease for the purpose of incorporation herein: 1.3; 1.5; 1.6(a); 1.7; 1.10(a) and (b), 2.1; 2.2; 2.3; 2.4; 2.5; 3; 4.1; 5; 8.2(b); 8.3(a); 8.3(d); the
final sentence of 12.3(a); 15; 25; 39; 50; 51; 52; 53; 54 and 55. All references in such incorporated provisions to Lease, Lessor, Lessee, Term, Expiration Date and Base Rent shall mean, respectively, Sublease, Sublandlord, Subtenant, Sublease Term, Sublease Expiration Date and Sublease Base Rent. Subtenant assumes and agrees to perform for the benefit of Sublandlord the tenant's conditions, covenants and obligations under the Master Lease to the extent the same are incorporated in this Sublease. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease.

     The foregoing incorporated provisions are modified in the following respects:

     (b) The time limits contained in the Master Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of tenant under the Master Lease, or for the exercise by the tenant thereunder of any right, remedy or option incorporated herein are changed for the purpose of incorporation herein by reference by shortening the same, in each instance, by three (3) days, so that, in each instance, Subtenant shall have three (3) days less time to observe or perform hereunder than Sublandlord has as tenant under the Master Lease. If the Master Lease, as incorporated herein, only allows six (6) days or less for Subtenant to perform any act or to correct any failure relating to the Premises or this Sublease, then, except in the event of an emergency, Subtenant shall nevertheless be allowed three (3) days to perform any such act or correct any such failure.

    (c) In determining whether to grant or withhold any consent or response, Sublandlord may expressly condition the same upon the consent or approval of Master Landlord.

    (d) Sublandlord shall not be required to perform any of the covenants and obligations of Master Landlord under the Master Lease and, insofar as any of the obligations of the Sublandlord hereunder are required to be performed under the Master Lease by Master Landlord, Subtenant shall rely on and look solely to Master Landlord for the performance thereof. Sublandlord shall not be responsible for any representations or warranties of Master Landlord in any incorporated text.

    (e) Any reference to Paragraph 8 within the Master Lease shall mean Paragraph 8 as modified by Section 11 of the Sublease.

    (f) In the event of any conflict between any provision of the Master Lease which is incorporated herein as described above and any provision in any other Section of this Sublease, the later shall control.

    10.    Notices.  All notices and demands which may be or are required or
           -------
permitted to be given by either party to the other party hereunder shall be sent to the address hereinbelow:

          To Sublandlord:       355 Fremont Street
                                San Francisco, California
                                Attn:  Stuart McClain

          To Subtenant:         501 Folsom Street
                                San Francisco, California
                                Attn:  David Thatcher

    11.    Insurance.  Subtenant shall comply with all of the insurance
           ---------
requirements and obligations of Sublandlord, as tenant under the Master Lease, except that the amount of coverage of liability insurance to be maintained as of the Commencement Date by Subtenant under Section 8.2(a) of the Master Lease incorporated herein shall be increased to $2,000,000 per occurrence; thereafter, if Master Landlord requires Sublandlord to increase its coverage pursuant to the Master Lease to an amount greater than $2,000,000, then Subtenant shall also increase its coverage to such greater amount. Notwithstanding anything to the contrary in the Master Lease or Sublease, Subtenant shall be obligated to maintain the casualty insurance required of the tenant under Section 8.4 of the Master Lease with respect to any and all personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations whether placed or installed in the Premises by Sublandlord prior to the Commencement Date or by Subtenant thereafter. Subtenant shall, whether required by the Master Lease or not, name Master Landlord and Sublandlord as additional insureds, as their interests may appear, on all policies of insurance required to be carried by Subtenant hereunder or thereunder.

    12.    Subordination to the Master Lease.  This Sublease is expressly
           ---------------------------------
subject and subordinate to the Master Lease, and, if the Master Lease terminates (including, without limitation, upon the occurrence of any casualty or condemnation pertaining to the Premises or the Building), this Sublease shall terminate. Subtenant acknowledges that it has received a copy, and has reviewed the terms, of the Master Lease. Subtenant shall indemnify and hold Sublandlord harmless from and against any and all claims, suits, liabilities, costs and expenses, including reasonable attorneys' fees and costs, asserted against or sustained by Sublandlord resulting from a breach or default under or termination of the Master Lease caused by Subtenant. Subtenant shall not do, omit to do, or permit to be done or omitted any act in or related to the Premises which could or does constitute a breach or default under the terms of the Master Lease. If any of the express provisions of this Sublease shall conflict with any of the provisions of the Master Lease as incorporated herein, such conflict shall be resolved in favor of the express provisions of this Sublease. Sublandlord, to the best of its knowledge, represents to Subtenant that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease and that Sublandlord has received no written notice from any governmental authority that the Premises are in violation of any applicable law. Sublandlord shall not default under the Master Lease in respect of any required rental payment thereunder provided Subtenant shall have previously paid to Sublandlord the full amount thereof and Sublandlord shall have failed to pay the same to Master Landlord.

    13.    Representations and Covenants of Master Landlord.  Master Landlord
           ------------------------------------------------
represents that, to the best of Master Landlord's knowledge, (a) no default presently exists under the Master Lease with respect to obligations to be performed by Sublandlord, (b) the Master Lease is in full force and effect, (c) there is no event which with the giving of notice and/or the passage of time would constitute a default as of the commencement of the term of the Sublease
(d) the Master Lease attached hereto as Exhibit A is a true and complete copy of the lease, and (e) there are no other agreements of any kind affecting Sublandlord's lease and occupancy of the Premises. In the event that Sublandlord is in Breach (as such term is defined in the Master Lease) with respect to any obligation under the Master Lease, Master Landlord agrees to deliver to Subtenant a notice thereof. Master Landlord agrees that Subtenant shall have the right to cure such Breach within ten (10) days after such notice. In the event the Master Lease between Master Landlord and Sublandlord is canceled or terminated for any reason, or involuntarily surrendered by operation of law before the Sublease Expiration Date, Subtenant agrees at the sole option of Master Landlord, to attorn to the Master Landlord for the balance of the term of this Sublease and on the then-executory terms of this Sublease. Such a recognition and attornment will be evidenced by an agreement in form and substance reasonably satisfactory to the Master Landlord and Subtenant. Subtenant agrees to execute and deliver such an agreement at any time within ten
(10) business days after request by the Master Landlord.

    14.    Right to Cure Subtenant's Defaults.  If Subtenant shall at any time
           ----------------------------------
fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublandlord shall have the right, but not the obligation, after the lesser of five (5) days notice to Subtenant or the time within which Master Landlord may act on Sublandlord's behalf under the Master Lease, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublandlord shall deem necessary, and in exercising any such right, to pay any reasonable incidental costs and expenses, employ attorneys and other professionals, and incur and pay reasonable attorneys' fees and other costs reasonably required in connection therewith. Subtenant shall pay to Sublandlord upon demand, as additional rent, all sums so paid by Sublandlord and all incidental costs and expenses of Sublandlord in connection therewith, together with interest thereon at the maximum legal rate and late fees as provided in the Master Lease.

    15.    Bonus Rent.  In the event that Subtenant shall assign, sublease or
           ----------
otherwise transfer the Sublease to a party for consideration in excess of the Sublease Base Rent, Sublandlord and Subtenant shall evenly divide such excess consideration after first deducting the portion of any such bonus rent payable to Master Landlord by either Sublandlord or Subtenant.

    16.  Survival.  Except as otherwise set forth in this Sublease, any
         --------
obligations of Subtenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Sublandlord), shall survive the expiration or sooner termination of this Sublease, and Subtenant shall immediately reimburse Sublandlord for any expense incurred by Sublandlord in curing Subtenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Sublandlord following the expiration or earlier termination of this Sublease).

     This Sublease has been executed on the day and year first written above.

SUBLANDLORD                                                 SUBTENANT
-----------                                                 ---------

TIMES DIRECT MARKETING, a California                        CRITICAL PATH, a California
corporation                                                 corporation

By /s/ Chris Peterson                                       By /s/ David Thatcher
  -------------------------------------                       ---------------------------------------------

Name   Chris Peterson                                       Name   David Thatcher
    -----------------------------------                         -------------------------------------------

Title   President                                           Title  EVP/CFO
     ----------------------------------                          ------------------------------------------

Subject to the provisions of the Consent to Sublease, a copy of which is attached hereto as Exhibit B, Master Landlord, by its signature below, hereby consents to the foregoing Sublease:

501 FOLSOM STREET BUILDING



By  /s/ David Bruck
   -----------------------------------

Name    David Bruck
     ---------------------------------

Title   Partner
     ---------------------------------

                                   EXHIBIT A

                                 (MASTER LEASE)


                                      A-1